UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

AvidXchange Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40898	86-3391192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1210 AvidXchange Lane

Charlotte, NC 28206

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 560-9305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	AVDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

AvidXchange Holdings, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) on June 20, 2024. Holders of the Company’s common stock as of the close of business on April 22, 2024, the record date, were entitled to vote at the Annual Meeting. As of the record date, there were 206,431,517 shares of the Company’s common stock outstanding. Each share of common stock was entitled to one vote on each proposal. A quorum, representing holders of 183,621,914 shares of the Company’s common stock, or 88.95% of the outstanding shares of the Company’s common stock as of the record date, was present in person or represented by proxy at the Annual Meeting.

Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders:

1. Proposal No. 1: The election of Teresa Mackintosh, Michael Praeger, and Arthur J. Rubado as Class III directors to serve in such roles until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified.

2. Proposal No. 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

3. Proposal No. 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

The proposals are described further in the Company’s “Proxy Statement for 2024 Annual Meeting of Stockholders” filed on April 29, 2024, with the United States Securities and Exchange Commission.

The Company’s inspector of elections certified the following vote tabulations.

Proposal No. 1: Election of Class III Directors.

The proposal was approved based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Teresa Mackintosh	126,993,680	36,584,534	20,043,700
Michael Praeger	158,492,274	5,085,940	20,043,700
Arther J. Rubado	163,008,812	569,402	20,043,700

Proposal No. 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Company’s fiscal year ending December 31, 2024.

The proposal was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
183,561,584	47,521	12,809	N/A

Proposal No. 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

The proposal was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
158,643,502	4,710,926	223,786	20,043,700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2024		AVIDXCHANGE HOLDINGS, INC.

	By:	/s/ Ryan Stahl
Ryan Stahl General Counsel, Senior Vice President, and Secretary